MML SERIES INVESTMENT FUND
MML International Equity Fund
(the “Fund”)
Supplement dated September 29, 2025 to the
Prospectus dated April 25, 2025 and the
Summary Prospectus dated April 25, 2025
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.
The Board of Trustees of the MML Series Investment Fund approved changes to the Fund at its meeting on September 16-17, 2025. The Board of Trustees approved the changes described below, which will take effect on or about November 14, 2025.
Harris Associates L.P. (“Harris”) will be removed as a subadviser of the Fund.
The Fund’s name will be changed to the MML VIP MFS® International Equity Fund.
The following information will replace the information for the Fund found under the heading Principal Investment Strategies in the section titled Investments, Risks, and Performance (beginning on page 41 of the Prospectus):
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of foreign companies, including companies located in Europe, Latin America, and Asia. The Fund may invest up to 25% of its total assets in equity securities of issuers in emerging markets. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stocks, depositary receipts, rights, and warrants of issuers of any size. The Fund may but will not necessarily engage in foreign currency forward contracts to seek to hedge or to attempt to protect against adverse changes in currency exchange rates. The Fund may use futures contracts as a substitute for direct investments.
Use of derivatives by the Fund may create investment leverage. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents.
The Fund is subadvised by Massachusetts Financial Services Company (“MFS®”). MFS may invest a significant percentage of the Fund’s assets in a single country or sector, a small number of countries or sectors, or a particular geographic region.
In selecting investments for the Fund, MFS is not constrained by any particular investment style. MFS may invest the Fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. MFS may invest the Fund’s assets in securities of companies of any size. MFS uses an active bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative screening tools that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors, may also be considered.

The following information will replace similar information for the Fund found under the headings Annual Fund Operating Expenses and Example in the section titled Fees and Expenses of the Fund (on page 41 of the Prospectus):
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class II	Service Class I
Management Fees	0.80%	0.80%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.26%	0.26%
Total Annual Fund Operating Expenses	1.06%	1.31%
Fee Waiver and Expense Reimbursement	(0.13%)	(0.13%)
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement(1)(2)	0.93%	1.18%

(1)
The expenses in the above table reflect a written agreement by MML Advisers to waive 0.10% of its management fees through April 30, 2026. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

(2)
MML Advisers has agreed to cap the fees and expenses of the Fund (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through April 30, 2027, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.93% and 1.18% for Class II and Service Class I shares, respectively. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class II	$95	$ 318	$ 566	$ 1,276
Service Class I	$120	$ 396	$ 699	$ 1,562

The expense limitation for the Fund described on page 95 of the Prospectus will be removed.
The reference to Harris will be removed for the Fund under the heading Subadviser(s) in the section titled Management (on page 45 of the Prospectus) as well as under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds on pages 121-122 of the Prospectus.
The information for Anthony P. Coniaris, David G. Herro, Eric Liu, and Michael L. Manelli found under the heading Portfolio Manager(s) in the section titled Management (on page 45 of the Prospectus), as well as under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds on pages 121-122 of the Prospectus, will be removed.
The following information will replace similar information for Massachusetts Financial Services Company found under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds on page 123 of the Prospectus:
Massachusetts Financial Services Company (“MFS”), located at 111 Huntington Avenue, Boston, Massachusetts 02199, manages the investments of the MML International Equity Fund. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). As of June 30, 2025, the MFS organization had approximately $634 billion in net assets under management.
Harris Associates L.P. will be removed as a subadviser of the MML International Equity Fund on or about November 14, 2025.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
MMLPRO-25-03
MMLIE-25-01

MML SERIES INVESTMENT FUND
MML Total Return Bond Fund
(the “Fund”)
Supplement dated September 29, 2025 to the
Prospectus dated April 25, 2025
and the Summary Prospectus dated April 25, 2025
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.
The Board of Trustees of the MML Series Investment Fund approved changes to the Fund at its meeting on September 16-17, 2025. The Board of Trustees approved the changes described below, which will take effect on or about November 14, 2025.
FIAM LLC (“FIAM”) will replace Metropolitan West Asset Management, LLC (“MetWest”) as subadviser of the Fund.
The Fund’s name will be changed to the MML VIP Fidelity Institutional AM® Core Plus Bond Fund*.
* Fidelity Institutional AM is a registered service mark of FMR LLC. Used with permission.
The following information will replace the information for the Fund found in the section titled Investment Objective (on page 86 of the Prospectus):
The Fund seeks a high level of current income.
The following information will replace the information for the Fund found under the heading Principal Investment Strategies in the section titled Investments, Risks, and Performance (beginning on page 86 of the Prospectus):
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of investment grade fixed income securities (rated Baa3 or higher by Moody’s, BBB- or higher by Standard & Poor’s, BBB- or higher by Fitch, or A-2 by S&P, P-2 by Moody’s, or F-2 by Fitch for short-term debt obligations, or, if unrated, determined by the Fund’s subadviser, FIAM LLC (“FIAM”), to be of comparable quality). The Fund allocates its assets across investment grade, high yield, and emerging markets debt securities. The Fund’s investment strategy is referred to as “Core Plus” because, in addition to investing in a core portfolio of investment grade debt securities, FIAM normally invests a portion of the Fund’s assets in below investment grade debt securities and/or emerging markets debt securities. The Fund may invest up to 20% of its net assets in below investment grade debt securities (“junk” or “high yield” bonds), including bank loans. In the event that a security is downgraded after its purchase by the Fund, the Fund may continue to hold the security if FIAM considers doing so would be consistent with the Fund’s investment objective. For purposes of rating restrictions, if securities are rated differently by two or more rating agencies, the highest rating is used.
The Fund’s assets may be invested in securities of foreign issuers, including emerging markets, in addition to securities of domestic issuers. Emerging markets include countries that have an emerging stock market as defined by MSCI, countries or markets with low-to middle-income economies as classified by the World Bank, and other countries or markets that FIAM identifies as having similar emerging markets characteristics. Emerging markets tend to have relatively low gross national product per capita compared to the world's major economies and may have the potential for rapid economic growth. The Fund may enter into repurchase agreement transactions. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents. The Fund may purchase and sell securities on a when-issued, delayed delivery, to-be-announced, or forward commitment basis, and may enter into dollar roll or reverse repurchase agreement transactions. The Fund may also invest in collateralized loan obligations.
In pursuing its investment objective, the Fund may (but is not obligated to) invest a significant portion of its assets in a wide variety of exchange-traded and over-the-counter derivatives, including, but not limited to, interest rate swaps, total return swaps, credit default swaps, options (including options on futures and swaps), forwards, and futures contracts (both long and short positions) on securities, other instruments, indexes, or currencies. Depending on FIAM's outlook and market conditions, the Fund may engage in these transactions to increase or decrease its exposure to changing security prices, interest rates, credit qualities, foreign exchange rates, or other factors that affect security values, or to gain or reduce exposure to an asset, instrument, currency, or index. Use of derivatives by the Fund may create investment leverage.
FIAM uses the Bloomberg U.S. Aggregate Bond Index (the “Index”) as a guide in structuring the Fund and selecting its investments. FIAM manages the Fund to have similar overall interest rate risk to the Index. FIAM intends for the Fund’s portfolio dollar-weighted average duration generally to match (within 10%) the average duration of the Index (as of June 30, 2025, the average duration of the Index was 6.06years). Duration measures the price sensitivity of a bond to changes in interest rates. Duration is the dollar weighted average time to maturity of a bond utilizing the present value of all future cash flows.
FIAM considers other factors when selecting the Fund’s investments, including the credit quality of the issuer, security-specific features, current valuation relative to alternatives in the market, short-term trading opportunities resulting from market inefficiencies, and potential future valuation. In managing the Fund's exposure to various risks, including interest rate risk, FIAM considers, among other things, the market's overall risk characteristics, the market's current pricing of those risks, and internal views of potential future market conditions.
FIAM allocates the Fund’s assets among different asset classes using the composition of the Index as a guide, and among different market sectors (for example, corporate, asset-backed, or government securities) and different maturities based on its view of the relative value of each sector or maturity.
In selecting foreign securities, FIAM's analysis also considers the credit, currency, and economic risks associated with the security and the country of its issuer. FIAM may also consider an issuer's potential for success in light of its current financial condition, its industry position, and economic and market conditions.
To earn additional income for the Fund, FIAM may use a trading strategy that involves selling (or buying) mortgage securities and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price.
The Fund expects that it will engage in active and frequent trading and so will typically have a relatively high portfolio turnover rate.
The following risks under the heading Principal Risks (beginning on page 87 of the Prospectus) will be removed: Short Sales Risk, Defaulted and Distressed Securities Risk, Hedging Risk, Inflation Risk, Municipal Securities Risk, and Restricted Securities Risk.
The following information will replace the information for the Fund found under the heading Subadviser(s) in the section titled Management (on page 92 of the Prospectus):
Subadviser(s): FIAM LLC (“FIAM”)
The following information will replace the information for the Fund found under the heading Portfolio Manager(s) in the section titled Management (on page 92 of the Prospectus):
Portfolio Manager(s):
Jared Beckerman is a Portfolio Manager at FIAM. He has managed the Fund since November 2025.
Brian Day, CFA is a Portfolio Manager at FIAM. He has managed the Fund since November 2025.
Celso Muñoz, CFA is a Portfolio Manager at FIAM. He has managed the Fund since November 2025.
Michael Plage, CFA is a Portfolio Manager at FIAM. He has managed the Fund since November 2025.
Stacie Ware, PhD, OLY is a Portfolio Manager at FIAM. She has managed the Fund since November 2025.
The following information will supplement the information found under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds beginning on page 117 of the Prospectus:
FIAM LLC (“FIAM”), located at 900 Salem Street, Smithfield, Rhode Island 02917, manages the investments of the MML VIP Fidelity Institutional AM Core Plus Bond Fund. FIAM is an indirectly held, wholly-owned subsidiary of FMR LLC (commonly known as Fidelity Investments). As of June 30, 2025, FIAM managed approximately $324.4 billion in assets worldwide.
FIAM will replace Metropolitan West Asset Management, LLC as subadviser of the Fund on or about November 14, 2025.
Jared Beckerman
is a portfolio manager of the MML VIP Fidelity Institutional AM Core Plus Bond Fund. He is a Portfolio Manager in the High Income and Alternatives Division at Fidelity Investments. In this role, Mr. Beckerman manages portfolios across retail and institutional assets. Since joining Fidelity Investments in 2012, Mr. Day has worked as a research analyst and portfolio manager.
Brian Day, CFA
is a portfolio manager of the MML VIP Fidelity Institutional AM Core Plus Bond Fund. He is a Portfolio Manager in the Fixed Income Division at Fidelity Investments. In this role, Mr. Day manages portfolios across retail and institutional assets. Since joining Fidelity Investments in 2012, Mr. Day has worked as a trader and portfolio manager.

Celso Muñoz, CFA
is a portfolio manager of the MML VIP Fidelity Institutional AM Core Plus Bond Fund. He is a Portfolio Manager in the Fixed Income Division at Fidelity Investments. In this role, Mr. Muñoz manages portfolios across retail and institutional assets and serves as a member of the Bond Division’s Core/Core Plus team. Since joining Fidelity Investments in 2005, Mr. Muñoz has worked as a research analyst and portfolio manager.
Michael Plage, CFA
is a portfolio manager of the MML VIP Fidelity Institutional AM Core Plus Bond Fund. He is a Portfolio Manager in the Fixed Income Division at Fidelity Investments. In this role, Mr. Plage manages portfolios across retail and institutional assets. Since joining Fidelity Investments in 2005, Mr. Plage has worked as a trader and portfolio manager.
Stacie Ware, PhD, OLY
is a portfolio manager of the MML VIP Fidelity Institutional AM Core Plus Bond Fund. She is a Portfolio Manager in the Fixed Income Division at Fidelity Investments. In this role, Ms. Ware manages portfolios across retail and institutional assets. Since joining Fidelity Investments in 2018, Ms. Ware has worked as a quantitative analyst and portfolio manager.
The information for MetWest found under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds beginning on page 123 of the Prospectus will be deleted.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
MMLPRO-25-04
MMLTRB-25-01

MML SERIES INVESTMENT FUND
MML International Equity Fund
MML Total Return Bond Fund
Supplement dated September 29, 2025 to the
Statement of Additional Information dated April 25, 2025
This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and any previous supplements. It should be retained and read in conjunction with the SAI and any previous supplements.
Effective on or about November 14, 2025, Harris Associates L.P. (“Harris”) will be removed as a subadviser of the MML International Equity Fund and the Fund will be renamed the MML VIP MFS® International Equity Fund (“MML International Equity”).
Effective on or about November 14, 2025, FIAM LLC (“FIAM”) will replace Metropolitan West Asset Management, LLC (“MetWest”) as a subadviser of the MML Total Return Bond Fund and the Fund will be renamed the MML VIP Fidelity Institutional AM® Core Plus Bond Fund* (“MML Core Plus Bond”).
* Fidelity Institutional AM is a registered service mark of FMR LLC. Used with permission.
Effective on or about November 14, 2025, the following information will replace the information found in the third paragraph of the section titled General Information on page B-3:
MML Investment Advisers, LLC (“MML Advisers”) is responsible for providing investment advisory, management, and administrative services for the Funds pursuant to investment management and administrative and shareholder services agreements. MML Advisers has entered into investment subadvisory agreements pursuant to which AllianceBernstein L.P. (“AllianceBernstein”) manages the investment of the assets of MML Small/Mid Cap Value; American Century Investment Management, Inc. (“American Century”) manages the investment of the assets of MML Mid Cap Value, MML Small Company Value, and MML Sustainable Equity; Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”) manages the investment of the assets of MML Income & Growth; BlackRock Investment Management, LLC (“BlackRock”) manages the investment of the assets of MML Equity Index; FIAM LLC manages the investment of the assets of MML Core Plus Bond, Gateway Investment Advisers, LLC (“Gateway”) manages the investment of the assets of MML Managed Volatility; Invesco Advisers, Inc. (“Invesco Advisers”) manages the investment of the assets of MML Fundamental Equity and MML Global; Loomis, Sayles & Company, L.P. (“Loomis Sayles”) manages the investment of the assets of MML Large Cap Growth; Massachusetts Financial Services Company (“MFS®”) manages the investment of the assets of MML International Equity; Thompson, Siegel & Walmsley LLC (“TSW”) manages the investment of the assets of MML Foreign; T. Rowe Price Associates, Inc. (“T. Rowe Price”) manages the investment of the assets of MML Blue Chip Growth, MML Equity Income, and MML Mid Cap Growth; and Wellington Management Company LLP (“Wellington Management”) manages the investment of the assets of MML Focused Equity and MML Small Cap Growth Equity. In addition, T. Rowe Price Investment Management, Inc. (“T. Rowe Price Investment Management”) serves as a sub-subadviser for MML Mid Cap Growth. MML Advisers, AllianceBernstein, American Century, Barrow Hanley, BlackRock, Gateway, Invesco Advisers, Loomis Sayles, MFS, MetWest, TSW, T. Rowe Price, T. Rowe Price Investment Management, and Wellington Management are registered with the Securities and Exchange Commission (the “SEC”) as investment advisers. References in this SAI to a Fund’s subadviser may include any sub-subadvisers as applicable.
Effective on or about November 14, 2025, the following information will replace the fifth sentence in the first paragraph of the section titled Management of the Trust on page B-54:
As investment adviser and subadvisers to the Funds, respectively, MML Advisers and AllianceBernstein, American Century, Barrow Hanley, BlackRock, FIAM, Gateway, Invesco Advisers, Loomis Sayles, MFS, TSW, T. Rowe Price, T. Rowe Price Investment Management, and Wellington Management may be considered part of the management of the Trust.
Effective on or about November 14, 2025, the following information will supplement similar information found beginning on page B-65 under the heading Unaffiliated Subadvisers in the section titled Investment Advisory and Other Service Agreements:
FIAM
MML Advisers has entered into a Subadvisory Agreement with FIAM pursuant to which FIAM serves as a subadviser for MML Core Plus Bond. This agreement provides that FIAM manage the investment and reinvestment of the assets of the Fund. FIAM is located at 900 Salem Street, Smithfield, Rhode Island 02917. FIAM is an indirectly held, wholly-owned subsidiary of FMR LLC (commonly known as Fidelity Investments).
Effective on or about November 14, 2025, the information for Harris and MetWest found on pages B-67 and B-68, respectively, under the heading Unaffiliated Subadvisers in the section titled Investment Advisory and Other Service Agreements will be deleted.

Effective on or about November 14, 2025, the following information will replace the first sentence in the section titled Code of Ethics on page B-74.
The Trust, MML Advisers, the Distributor, AllianceBernstein, American Century, Barrow Hanley, BlackRock, FIAM, Gateway, Invesco Advisers, Loomis Sayles, MFS, TSW, T. Rowe Price, T. Rowe Price Investment Management, and Wellington Management have each adopted a code of ethics (the “Codes of Ethics”) pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act.
Effective on or about November 14, 2025, the following information will supplement the information beginning on page B-92 in the section titled APPENDIX B—Proxy Voting Policies:
FIAM LLC
Proxy Voting Guidelines
March 2025
I.	Introduction
These guidelines are intended to help Fidelity’s customers and the companies in which Fidelity invests understand how Fidelity votes proxies to further the values that have sustained Fidelity for over 75 years. Our core principles sit at the heart of our voting philosophy; putting our customers’ and fund shareholders’ long-term interests first and investing in companies that share our approach to creating value over the long-term guides everything we do. In this pursuit, Fidelity invests in the ordinary course of business and not with the intended effect of changing or influencing control of an issuer. Fidelity generally adheres to these guidelines in voting proxies and our Stewardship Principles serve as the foundation for these guidelines. Our evaluation of proxies reflects information from many sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms. Fidelity maintains the flexibility to vote individual proxies based on our assessment of each situation, and where following a specific guideline enumerated in this policy in a particular situation could cause a result that conflicts with the principles and philosophy stated above, Fidelity may vote differently than that specific guideline.
In evaluating proxies, Fidelity considers factors that are financially material to individual companies and investing funds’ investment objectives and strategies in support of maximizing long-term shareholder value. This includes considering the company’s approach to financial and operational, human, and natural capital and the impact of that approach on the potential future value of the business.
Fidelity will vote on proposals not specifically addressed by these guidelines based on an evaluation of a proposal’s likelihood to enhance the long-term economic returns or profitability of the company or to maximize long-term shareholder value. Fidelity will not be influenced by business relationships or outside perspectives that may conflict with the interests of the funds and their shareholders.
II.	Board of Directors and Corporate Governance
Directors of public companies play a critical role in ensuring that a company and its management team serve the interests of its shareholders. Fidelity believes that through proxy voting, it can help promote accountability of management teams and boards of directors, align management and shareholder interests, and monitor and assess the degree of transparency and disclosure with respect to executive compensation and board actions affecting shareholders’ rights. The following general guidelines are intended to reflect these proxy voting principles.
A.	Election of Directors
Fidelity will generally support director nominees in elections where all directors are unopposed (uncontested elections), except where board composition raises concerns, and/or where a director clearly appears to have failed to exercise reasonable judgment or otherwise failed to sufficiently protect the interests of shareholders. Fidelity will evaluate board composition and generally will oppose the election of certain or all directors if, by way of example:
1.	The board is not composed of a majority of independent directors.
2.	The board’s audit, compensation, and nominating/governance committees or their equivalents are not sufficiently independent.
3.	The director is a public company CEO who sits on more than two unaffiliated public company boards.
4.	The director, other than a CEO, sits on more than five unaffiliated public company boards.

5.
The director attended fewer than 75% of the total number of meetings of the board and its committees on which the director served during the company’s prior fiscal year, absent extenuating circumstances.

In addition, in determining whether to support director nominees, we consider factors that we believe are relevant to achieving effective governance practices, which may include the range of experience, perspectives, skills, and personal characteristics represented on the board.
While Fidelity generally considers the requirements of the relevant listing standards in determining director, board, and committee independence, we may apply more stringent independence criteria and adapt such criteria for certain foreign markets, taking into consideration listing requirements as well as differing laws, regulation, and/or practices in the relevant market.
For example, Fidelity generally will find non-independent:
1.	Former CEOs.
2.	Company founders.
3.	Directors or director family members that were employed as senior executives by the company within the past five years.
Fidelity also may evaluate financial relationships, equity ownership, and voting rights in assessing the independence of director nominees.
In addition, Fidelity will evaluate board actions and generally will oppose the election of certain or all directors if, by way of example:
1.	The company made a commitment to modify a proposal or practice in a way that aligns with these guidelines and principles but failed to act on that commitment.
2.	For reasons described below under the sections entitled Compensation and Anti-Takeover Provisions and Director Elections.
B.	Contested Director Elections
On occasion, directors are forced to compete for election against outside director nominees (contested elections). Fidelity believes that strong management creates long-term shareholder value. As a result, Fidelity generally will vote in support of management of companies in which the funds’ assets are invested. Fidelity will vote its proxy on a case-by-case basis in a contested election, taking into consideration a number of factors, amongst others:
1.	Management’s track record and strategic plan for enhancing shareholder value;
2.	The long-term performance of the company compared to its industry peers; and
3.	The qualifications of the shareholder’s and management’s nominees.
Fidelity will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long-term.
C.	Cumulative Voting Rights
Under cumulative voting, each shareholder may exercise the number of votes equal to the number of shares owned multiplied by the number of directors up for election. Shareholders may cast all of their votes for a single nominee (or multiple nominees in varying amounts). With regular (non-cumulative) voting, by contrast, shareholders cannot allocate more than one vote per share to any one director nominee. Fidelity believes that cumulative voting can be detrimental to the overall strength of a board. Generally, therefore, Fidelity will oppose the introduction of, and support the elimination of, cumulative voting rights.
D.	Classified Boards
A classified board is one that elects only a percentage of its members each year (usually one-third of directors are elected to serve a three-year term). This means that at each annual meeting only a subset of directors is up for re-election.
Fidelity believes that, in general, classified boards are not as accountable to shareholders as declassified boards. For this and other reasons, Fidelity generally will oppose a board’s adoption of a classified board structure and support declassification of existing boards.

E.	Independent Chairperson
In general, Fidelity believes that boards should have a process and criteria for selecting the board chair, and will oppose shareholder proposals calling for, or recommending the appointment of, a non-executive or independent chairperson. If, however, based on particular facts and circumstances, Fidelity believes that appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and promote effective oversight of management by the board of directors, Fidelity will consider voting to support a proposal for an independent chairperson under such circumstances.
F.	Majority Voting in Director Elections
In general, Fidelity supports proposals calling for directors to be elected by a majority of votes cast if the proposal permits election by a plurality in the case of contested elections (where, for example, there are more nominees than board seats). Fidelity may oppose a majority voting shareholder proposal where a company’s board has adopted a policy requiring the resignation of an incumbent director who fails to receive the support of a majority of the votes cast in an uncontested election.
G.	Proxy Access
Proxy access proposals generally require a company to amend its by-laws to allow a qualifying shareholder or group of shareholders to nominate directors on a company’s proxy ballot. Fidelity believes that certain safeguards as to ownership threshold and duration of ownership are important to assure that proxy access is not misused by those without a significant economic interest in the company or those driven by short term goals. Fidelity will evaluate proxy access proposals on a case-by-case basis, but generally will support proposals that include ownership of at least 3% (5% in the case of small-cap companies) of the company’s shares outstanding for at least three years; limit the number of directors that eligible shareholders may nominate to 20% of the board; and limit to 20 the number of shareholders that may form a nominating group.
H.	Indemnification of Directors and Officers
In many instances there are sound reasons to indemnify officers and directors, so that they may perform their duties without the distraction of unwarranted litigation or other legal process. Fidelity generally supports charter and by-law amendments expanding the indemnification of officers or directors, or limiting their liability for breaches of care unless Fidelity is dissatisfied with their performance or the proposal is accompanied by anti-takeover provisions (see Anti-Takeover Provisions and Shareholders Rights Plans below).
III.	Compensation
Incentive compensation plans can be complicated and many factors are considered when evaluating such plans. Fidelity evaluates such plans based on protecting shareholder interests and our historical knowledge of the company and its management.
A.	Equity Compensation Plans
Fidelity encourages the use of reasonably designed equity compensation plans that align the interest of management with those of shareholders by providing officers and employees with incentives to increase long-term shareholder value. Fidelity considers whether such plans are too dilutive to existing shareholders because dilution reduces the voting power or economic interest of existing shareholders as a result of an increase in shares available for distribution to employees in lieu of cash compensation. Fidelity will generally oppose equity compensation plans or amendments to authorize additional shares under such plans if:
1.
The company grants stock options and equity awards in a given year at a rate higher than a benchmark rate (“burn rate”) considered appropriate by Fidelity and there were no circumstances specific to the company or the compensation plans that leads Fidelity to conclude that the rate of awards is otherwise acceptable.

2.	The plan includes an evergreen provision, which is a feature that provides for an automatic increase in the shares available for grant under an equity compensation plan on a regular basis.
3.	The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur.

As to stock option plans, considerations include the following:
1.
Pricing: We believe that options should be priced at 100% of fair market value on the date they are granted. We generally oppose options priced at a discount to the market, although the price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.

2.
Re-pricing: An “out-of-the-money” (or underwater) option has an exercise price that is higher than the current price of the stock. We generally oppose the re-pricing of underwater options because it is not consistent with a policy of offering options as a form of long-term compensation. Fidelity also generally opposes a stock option plan if the board or compensation committee has re-priced options outstanding in the past two years without shareholder approval.

Fidelity generally will support a management proposal to exchange, re-price or tender for cash, outstanding options if the proposed exchange, re-pricing, or tender offer is consistent with the interests of shareholders, taking into account a variety of factors such as:
1.	Whether the proposal excludes senior management and directors;
2.	Whether the exchange or re-pricing proposal is value neutral to shareholders based upon an acceptable pricing model;
3.	The company’s relative performance compared to other companies within the relevant industry or industries;
4.	Economic and other conditions affecting the relevant industry or industries in which the company competes; and
5.	Any other facts or circumstances relevant to determining whether an exchange or re-pricing proposal is consistent with the interests of shareholders.
B.	Employee Stock Purchase Plans
These plans are designed to allow employees to purchase company stock at a discounted price and receive favorable tax treatment when the stock is sold. Fidelity generally will support employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% (or at least 75% in the case of non-U.S. companies where a lower minimum stock purchase price is equal to the prevailing “best practices” in that market) of the stock’s fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company’s stock.
IV.	Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote
Current law requires companies to allow shareholders to cast non-binding votes on the compensation for named executive officers, as well as the frequency of such votes. Fidelity generally will support proposals to ratify executive compensation unless the compensation appears misaligned with shareholder interests or is otherwise problematic, taking into account:
-
The actions taken by the board or compensation committee in the previous year, including whether the company re-priced or exchanged outstanding stock options without shareholder approval; adopted or extended a golden parachute without shareholder approval; or adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation;

-	The alignment of executive compensation and company performance relative to peers; and
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The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.

When presented with a frequency of Say on Pay vote, Fidelity generally will support holding an annual advisory vote on Say on Pay.
A.	Compensation Committee
Directors serving on the compensation committee of the Board have a special responsibility to ensure that management is appropriately compensated and that compensation, among other things, fairly reflects the performance of the company. Fidelity believes that compensation should align with company performance as measured by key business metrics. Compensation policies should align the interests of executives with those of shareholders. Further, the compensation program should be disclosed in a transparent and timely manner.
Fidelity will oppose the election of directors on the compensation committee if:
1.	The compensation appears misaligned with shareholder interests or is otherwise problematic and results in concerns with:
a)	The alignment of executive compensation and company performance relative to peers; and
b)	The structure of the compensation program, including factors outlined above under the section entitled Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote.
2.	The company has not adequately addressed concerns raised by shareholders.
3.	Within the last year, and without shareholder approval, a company’s board of directors or compensation committee has either:
a)	Re-priced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options; or
b)	Adopted or extended a golden parachute.
B.	Executive Severance Agreements
Executive severance compensation and benefit arrangements resulting from a termination following a change in control are known as “golden parachutes.” Fidelity generally will oppose proposals to ratify golden parachutes where the arrangement includes an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.
V.	Natural and Human Capital Issues
As part of our efforts to maximize long-term shareholder value, we incorporate consideration of human and natural capital issues into our evaluation of a company if our research has demonstrated an issue is financially material to that company and the investing funds’ investment objectives and strategies.
Fidelity generally considers management’s recommendation and current practice when voting on shareholder proposals concerning human and natural capital issues because it generally believes that management and the board are in the best position to determine how to address these matters. Fidelity, however, also believes that transparency is critical to sound corporate governance. Fidelity evaluates shareholder proposals concerning natural and human capital topics. To engage and vote more effectively on the growing number of submitted proposals on these topics, we developed a four-point decision-making framework. In general, Fidelity will more likely support proposals that:
•	Address a topic that our research has identified as financially material;
•	Provide disclosure of new or additional information to investors without being overly prescriptive;
•
Provide valuable information to the business or investors by improving the landscape of investment-decision relevant information or contributing to our understanding of a company’s processes and governance of the topic in question; and

•	Are realistic or practical for the company to comply with.
VI.	Anti-Takeover Provisions and Shareholders Rights Plans
Fidelity generally will oppose a proposal to adopt an anti-takeover provision. Anti-takeover provisions include:
-	classified boards;
-	“blank check” preferred stock (whose terms and conditions may be expressly determined by the company’s board, for example, with differential voting rights);
-	golden parachutes;
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supermajority provisions (that require a large majority (generally between 67 - 90%) of shareholders to approve corporate changes as compared to a majority provision that simply requires more than 50% of shareholders to approve those changes);

-	poison pills;
-	provisions restricting the right to call special meetings;
-	provisions restricting the right of shareholders to set board size; and
-	any other provision that eliminates or limits shareholder rights.
A.	Shareholders Rights Plans (“poison pills”)
Poison pills allow shareholders opposed to a takeover offer to purchase stock at discounted prices under certain circumstances and effectively give boards veto power over any takeover offer. While there are advantages and disadvantages to poison pills, they can be detrimental to the creation of shareholder value and can help entrench management by deterring acquisition offers not favored by the board, but that may, in fact, be beneficial to shareholders.
Fidelity generally will support a proposal to adopt or extend a poison pill if the proposal:
1.	Includes a condition in the charter or plan that specifies an expiration date (sunset provision) of no greater than five years;
2.	Is integral to a business strategy that is expected to result in greater value for the shareholders;
3.	Requires shareholder approval to be reinstated upon expiration or if amended;
4.	Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the poison pill; and
5.	Allows the Fidelity funds to hold an aggregate position of up to 20% of a company’s total voting securities, where permissible.
Fidelity generally also will support a proposal that is crafted only for the purpose of protecting a specific tax benefit if it also believes the proposal is likely to enhance long-term economic returns or maximize long-term shareholder value.
B.	Shareholder Ability to Call a Special Meeting
Fidelity generally will support shareholder proposals regarding shareholders’ right to call special meetings if the threshold required to call the special meeting is no less than 25% of the outstanding stock.
C.	Shareholder Ability to Act by Written Consent
Fidelity generally will support proposals regarding shareholders’ right to act by written consent if the proposals include appropriate mechanisms for implementation. This means that proposals must include record date requests from at least 25% of the outstanding stockholders and consents must be solicited from all shareholders.
D.	Supermajority Shareholder Vote Requirement
Fidelity generally will support proposals regarding supermajority provisions if Fidelity believes that the provisions protect minority shareholder interests in companies where there is a substantial or dominant shareholder.
VII.	Anti-Takeover Provisions and Director Elections
Fidelity will oppose the election of all directors or directors on responsible committees if the board adopted or extended an anti-takeover provision without shareholder approval.
Fidelity will consider supporting the election of directors with respect to poison pills if:
-	All of the poison pill’s features outlined under the Anti-Takeover Provisions and Shareholders Rights section above are met when a poison pill is adopted or extended.
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A board is willing to consider seeking shareholder ratification of, or adding the features outlined under the Anti-Takeover Provisions and Shareholders Rights Plans section above to, an existing poison pill. If, however, the company does not take appropriate action prior to the next annual shareholder meeting, Fidelity will oppose the election of all directors at that meeting.

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It determines that the poison pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value.

VIII.	Capital Structure and Incorporation
These guidelines are designed to protect shareholders’ value in the companies in which the Fidelity funds invest. To the extent a company’s management is committed and incentivized to maximize shareholder value, Fidelity generally votes in favor of management proposals; Fidelity may vote contrary to management where a proposal is overly dilutive to shareholders and/or compromises shareholder value or other interests. The guidelines that follow are meant to protect shareholders in these respects.
A.	Increases in Common Stock
Fidelity may support reasonable increases in authorized shares for a specific purpose (a stock split or re-capitalization, for example). Fidelity generally will oppose a provision to increase a company’s authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options.
In the case of real estate investment trusts (REITs), however, Fidelity will oppose a provision to increase the REIT’s authorized common stock if the increase will result in a total number of authorized shares greater than five times the current number of outstanding and scheduled to be issued shares.
B.	Multi-Class Share Structures
Fidelity generally will support proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and generally will oppose proposals to introduce or increase classes of stock with differential voting rights. However, Fidelity will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.
C.	Incorporation or Reincorporation in another State or Country
Fidelity generally will support management proposals calling for, or recommending that, a company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company’s current and proposed governing documents. Fidelity will consider supporting these shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.
IX.	Shares of Fidelity Funds or other non-Fidelity Funds
When a Fidelity fund invests in an underlying Fidelity fund with public shareholders or a non-Fidelity investment company or business development company, Fidelity will generally vote in the same proportion as all other voting shareholders of the underlying fund (this is known as “echo voting”). Fidelity may not vote if “echo voting” is not operationally practical or not permitted under applicable laws and regulations. For Fidelity fund investments in a Fidelity Series Fund, Fidelity generally will vote in a manner consistent with the recommendation of the Fidelity Series Fund’s Board of Trustees on all proposals, except where not permitted under applicable laws and regulations.
X.	Foreign Markets
Many Fidelity funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Fidelity generally will evaluate proposals under these guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.
In certain non-U.S. jurisdictions, shareholders voting shares of a company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because these trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, Fidelity generally will not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Fidelity generally will not vote proxies in order to safeguard fund holdings information.

XI.	Securities on Loan
Securities on loan as of a record date cannot be voted. In certain circumstances, Fidelity may recall a security on loan before record date (for example, in a particular contested director election or a noteworthy merger or acquisition). Generally, however, securities out on loan remain on loan and are not voted because, for example, the income a fund derives from the loan outweighs the benefit the fund receives from voting the security. In addition, Fidelity may not be able to recall and vote loaned securities if Fidelity is unaware of relevant information before record date, or is otherwise unable to timely recall securities on loan.
XII.	Compliance with Legal Obligations and Avoiding Conflicts of Interest
Voting of shares is conducted in a manner consistent with Fidelity’s fiduciary obligations to the funds and all applicable laws and regulations. In other words, Fidelity votes in a manner consistent with these guidelines and in the best interests of the funds and their shareholders, and without regard to any other Fidelity companies’ business relationships. Fidelity takes its responsibility to vote shares in the best interests of the funds seriously and has implemented policies and procedures to address actual and potential conflicts of interest.
XIII.	Conclusion
Since its founding more than 75 years ago, Fidelity has been driven by two fundamental values: 1) putting the long-term interests of our customers and fund shareholders first; and 2) investing in companies that share our approach to creating value over the long-term. With these fundamental principles as guideposts, the funds are managed to provide the greatest possible return to shareholders consistent with governing laws and the investment guidelines and objectives of each fund.
Fidelity believes that there is a strong correlation between sound corporate governance and enhancing shareholder value. Fidelity, through the implementation of these guidelines, puts this belief into action through consistent engagement with portfolio companies on matters contained in these guidelines, and, ultimately, through the exercise of voting rights by the funds.
Effective on or about November 14, 2025, the information related to Harris and MetWest beginning on pages B-153 and B-203, respectively, in the section titled APPENDIX B—Proxy Voting Policies will be deleted.
Effective on or about November 14, 2025, the following information will supplement the information found beginning on page B-231 in the section titled APPENDIX C — Additional Portfolio Manager Information:
FIAM LLC
The portfolio managers of MML Core Plus Bond are Jared Beckerman, Brian Day, Celso Muñoz, Michael Plage, and Stacie Ware.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance-Based*	Total Assets*
Jared Beckerman
Registered investment companies**	22	$15,478 million	0	$0
Other pooled investment vehicles	4	$ 2,702 million	0	$0
Other accounts	7	$ 537 million	0	$0
Brian Day
Registered investment companies**	21	$217,196 million	0	$0
Other pooled investment vehicles	17	$34,774 million	0	$0
Other accounts	27	$18,204 million	0	$0
Celso Muñoz
Registered investment companies**	22	$217,243 million	0	$0
Other pooled investment vehicles	17	$34,774 million	0	$0
Other accounts	27	$18,204 million	0	$0
Michael Plage
Registered investment companies**	21	$217,196 million	0	$0
Other pooled investment vehicles	15	$33,940 million	0	$0
Other accounts	27	$18,204 million	0	$0
Stacie Ware
Registered investment companies**	22	$217,243 million	0	$0
Other pooled investment vehicles	17	$34,774 million	0	$0
Other accounts	27	$18,204 million	0	$0

*	The information provided is as of August 31, 2025.
**	Does not include MML Core Plus Bond.
Ownership of Securities:
As of August 31, 2025, the portfolio managers did not own any shares of MML Core Plus Bond.
Conflicts of Interest:
A portfolio manager’s compensation plan may give rise to potential conflicts of interest. Although investors in a fund may invest through either tax-deferred accounts or taxable accounts, a portfolio manager’s compensation is linked to the pre-tax performance of a fund, rather than its after-tax performance. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FIAM or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund’s Code of Ethics.
Portfolio managers may receive interests in certain funds or accounts managed by FIAM or one of its affiliated advisers (collectively, “Proprietary Accounts”). A conflict of interest situation is presented where a portfolio manager considers investing a client account in securities of an issuer in which FIAM, its affiliates, or their (or their fund clients’) respective directors, officers, or employees already hold a significant position for their own account, including positions held indirectly through Proprietary Accounts. Because the 1940 Act, as well as other applicable laws and regulations, restricts certain transactions between affiliated entities or between an advisor and its clients, client accounts managed by FIAM or its affiliates, including accounts subadvised by third parties, are, in certain circumstances, prohibited from participating in offerings of such securities (including initial public offerings and other offerings occurring before or after an issuer’s initial public offering) or acquiring such securities in the secondary market. For example, ownership of a company by Proprietary Accounts has, in certain situations, resulted in restrictions on FIAM’s and its affiliates’ client accounts’ ability to acquire securities in the company’s initial public offering and subsequent public offerings, private offerings, and in the secondary market, and additional restrictions could arise in the future; to the extent such client accounts acquire the relevant securities after such restrictions are subsequently lifted, the delay could affect the price at which the securities are acquired.
A conflict of interest situation is presented when FIAM or its affiliates acquire, on behalf of their client accounts, securities of the same issuers whose securities are already held in Proprietary Accounts, because such investments could have the effect of increasing or supporting the value of the Proprietary Accounts. A conflict of interest situation also arises when FIAM investment advisory personnel consider whether client accounts they manage should invest in an investment opportunity that they know is also being considered by an affiliate of FIAM for a Proprietary Account, to the extent that not investing on behalf of such client accounts improves the ability of the Proprietary Account to take advantage of the opportunity. FIAM has adopted policies and procedures and maintains a compliance program designed to help manage such actual and potential conflicts of interest.
Compensation:
The discussion below describes the portfolio managers’ compensation as of August 31, 2025.
Each portfolio manager’s base salary is determined by level of responsibility and tenure at FIAM or its affiliates. The primary components of Messrs. Day’s, Munoz’s, and Plage’s and Ms. Ware’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index assigned to each fund or account, and (ii) the investment performance of other FIAM or its affiliate’s taxable bond funds and accounts. The pre-tax investment performance of Messrs. Day’s, Munoz’s, and Plage’s and Ms. Ware’s fund(s) and account(s) is weighted according to his or her tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his or her tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his or her tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index. A smaller, subjective component of Messrs. Day’s, Munoz’s, and Plage’s and Ms. Ware’s bonus is based on the portfolio manager’s overall contribution to management of FIAM or its affiliates. The portion of Messrs. Day’s, Munoz’s, and Plage’s and Ms. Ware’s bonus that is linked to the investment performance of MML Core Plus Bond is based on the pre-tax investment performance of the Fund measured against the Bloomberg U.S. Aggregate Bond Index.
The primary components of Mr. Beckerman’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index or a peer group, if applicable assigned to each fund or account, and (ii) the investment performance of other FIAM or its affiliate’s high yield funds and accounts. The pre-tax investment performance of Mr. Beckerman’s fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index or a peer group, if applicable. A smaller, subjective component of Mr. Beckerman’s bonus is based on the portfolio manager’s overall contribution to management of FIAM or its affiliates. The portion of Mr. Beckerman’s bonus that is linked to the investment performance of MML Core Plus Bond is based on the pre-tax investment performance of the Fund’s assets the portfolio manager manages measured against the eVestment Alliance High Yield peer group.
Effective on or about November 14, 2025, the information related to Harris and MetWest beginning on pages B-245 and B-255, respectively, in the section titled APPENDIX C—Additional Portfolio Manager Information will be deleted.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
MMLSAI-25-03